UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☒  Definitive Additional Materials

☐  Soliciting Materials Pursuant to §240.14a-12

AMENTUM HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required.

☐  Fee paid previously with preliminary materials.

☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V81981-P41695 AMENTUM HOLDINGS, INC. 4800 WESTFIELDS BLVD, SUITE 400 CHANTILLY, VA 20151 AMENTUM HOLDINGS, INC. You invested in AMENTUM HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on February 6, 2026. Vote Virtually at the Meeting* February 6, 2026 9:00 a.m. (EST) Virtually at: www.virtualshareholdermeeting.com/AMTM2026 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 23, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2026 Annual Meeting Vote by February 5, 2026 11:59 PM EST. For shares held in a Plan, vote by February 3, 2026 11:59 PM EST.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Steven J. Demetriou	For
1b.	John Heller	For
1c.	Benjamin Dickson	For
1d.	Vincent K. Brooks	For
1e.	Ralph E. Eberhart	For
1f.	Alan E. Goldberg	For
1g.	S. Leslie Ireland	For
1h.	Barbara L. Loughran	For
1i.	Sandra E. Rowland	For
1j.	Christopher M.T. Thompson	For
1k.	Russell Triedman	For
1l.	John Vollmer	For
1m.	Connor Wentzell	For
2.	The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the Company's fiscal year 2026.	For
3.	Advisory vote to approve the Company's named executive officer compensation.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V81982-P41695